Exhibit 10(cc)

AMENDED AND RESTATED

REVOLVING DEMAND NOTE

January 17, 2019

$1,500,000.00

For value received, the undersigned Sono-Tek Corporation, a New York corporation, with an address of 2012 Route 9 West, Milton, New York 12547 (the "Borrower"), promises to pay to the order of M&T Bank, a New York banking corporation with an address of One M&T Plaza (Attn: Office of General Counsel), Buffalo, New York 14203 (together with its successors and assigns, the "Bank"), ON DEMAND, the principal amount of One Million, Five Hundred Thousand Dollars and Zero Cents ($1,500,000.00) or, if less, such amount as may be the aggregate unpaid principal amount of all loans or advances made by the Bank to the Borrower pursuant hereto, together with interest from the date hereof on the unpaid principal balance from time to time outstanding until paid in full. The aggregate principal balance outstanding shall bear interest thereon at a per annum rate equal to the Prime Rate (as hereinafter defined). All accrued and unpaid interest shall be payable monthly in arrears on the ____ of each month, commencing on February __, 2019.

Reference is hereby made to a certain loan agreement dated on or about the date hereof, as amended, between the Borrower and the Bank for additional terms and conditions applicable to this Note.

Notwithstanding anything to the contrary in this Note, the interest rate on this Note is limited by a floor as follows: the minimum interest rate (i.e. floor) is 4.00% per annum.

Prime Rate means the rate per annum from time to time established by the Bank as the Prime Rate and made available by the Bank at its main office or, in the discretion of the Bank, the base, reference or other rate then designated by the Bank for general commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto.

The effective interest rate applicable to the Borrower's loans evidenced hereby shall change on the date of each change in the Prime Rate.

This Note is an amendment and restatement of that certain $750,000.00 Amended and Restated Revolving Demand Note, dated August 6, 2010 (the "Original Note"), by the Borrower in favor of the Bank and shall be secured to the same extent and with the same priority as the Original Note. All references to the Original Note shall include any amendments or modifications thereof. The Borrower agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, the Original Note, and further, that (a) the obligations of the Borrower as evidenced by the Original Note shall continue in full force and effect, as amended and restated by this Note, all of such obligations being hereby ratified and confirmed by the Borrower; (b) any and all liens, pledges, assignments and security interests securing the Borrower's obligations under the Original Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged by the Borrower to secure, among other things, all of the Borrower's obligations to the Bank under this Note, with the same priority, operation and effect as that relating to the obligations under the Original Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrower with respect to the indebtedness originally described in the Original Note or any of the liens, pledges, assignments and security interests securing such obligations.

Principal and interest shall be payable at the Bank's main office or at such other place as the Bank may designate in writing in immediately available funds in lawful money of the United States of America without set-off, deduction or counterclaim. Interest shall be calculated on the basis of actual number of days elapsed and a 360-day year.

This Note is a revolving note and, subject to the foregoing and in accordance with the provisions hereof and of any and all other agreements between the Borrower and the Bank related hereto, the Borrower may, at its option, borrow, pay, prepay and reborrow hereunder at any time prior to demand for payment hereunder or such earlier date as the obligations of the Borrower to the Bank under this Note, and any other agreements between the Bank and the Borrower related hereto, shall become due and payable, or the obligation of the Bank to extend financial accommodations to the Borrower shall terminate; provided, however, that in any event the principal balance outstanding hereunder shall at no time exceed the face amount of this Note. This Note shall continue in full force and effect until all obligations and liabilities evidenced by this Note are paid in full and the Bank is no longer obligated to extend financial accommodations to the Borrower, even if, from time to time, there are no amounts outstanding respecting this Note.

The Borrower shall pay to the Bank, on or before each anniversary date of this Note, a non-refundable credit review fee in an amount of $250.00. The Borrower acknowledges and understands that (a) this Annual Credit Review Fee will be assessed each year, for as long as the credit facility evidenced by this Note remains open, regardless of whether any advances have been made hereunder or any principal balance is then outstanding, and (b) payment of the Annual Credit Review Fee does not entitle the Borrower to any assurances that such credit facility will remain open, nor does it alter or compromise the discretionary and "on demand" nature of this credit facility.

Payments may be applied in any order in the sole discretion of the Bank but, prior to default, shall be applied first to past due interest, expenses (which shall include all fees and costs, as well as all disbursements incurred by the Bank to preserve or enforce its rights under this Note or any other document executed in connection herewith), late charges and principal; then to current interest, expenses, late charges and principal, and last to remaining principal. Notwithstanding the foregoing, any payments received after demand for payment shall be applied in such manner as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder without prior notice to the Borrower.

If pursuant to the terms of this Note, the Borrower is at any time obligated to pay interest on the principal balance at a rate in excess of the maximum interest rate permitted by applicable law for the loan evidenced by this Note, the applicable interest rate shall be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

The Borrower represents to the Bank that the proceeds of this Note will not be used for personal, family or household purposes or for the purpose of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

The Borrower grants to the Bank a continuing lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank or any Bank Affiliate (as hereinafter defined) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and any other party obligated on account of this Note by contract, by operation of law or otherwise (the Borrower and each Borrower, if more than one, and each such other party, an "Obligor"), regardless of the time, order or place of signing, waive presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of every kind in connection with the delivery, acceptance, performance or enforcement of this Note and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable and waives all recourse to suretyship and guarantor defenses generally, including any defense based on impairment of collateral. To the maximum extent permitted by law, the Borrower waives and terminates any homestead rights and/or exemptions respecting any premises under the provisions of any applicable homestead laws, including without limitation, Section 5206 of the Civil Practice Law and Rules of New York.

The Borrower shall indemnify, defend and hold the Bank and the Bank Affiliates and their directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless against any claim brought or threatened against any Indemnitee by the Borrower or by any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's selection, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank.

The Borrower agrees to pay, upon demand, costs of collection of all amounts under this Note including, without limitation, principal and interest, or in connection with the enforcement of, or realization on, any security for this Note, including, without limitation, to the extent permitted by applicable law, reasonable attorneys' fees and expenses. Upon demand for payment of any amounts hereunder, interest shall accrue at a rate per annum equal to the aggregate of 5.0% plus the rate provided for herein. If any payment due under this Note is unpaid for 5 days or more, the Borrower shall pay, in addition to any other sums due under this Note (and without limiting the Bank's other remedies on account thereof), a late charge equal to the greater of $50 or 5.0% of such unpaid amount, or the Bank's then current late charge as announced from time to time (which amount shall be subject to and limited so as to not be in violation of the provisions of Section 254-b of New York Real Property Law, if applicable).

This Note shall be binding upon the Borrower and upon its heirs, successors, assigns and legal representatives, and shall inure to the benefit of the Bank and its successors, endorsees and assigns.

The liabilities of the Borrower and each Borrower, if more than one, and any Obligor are joint and several; provided, however, the release by the Bank of the Borrower or any one or more Obligors shall not release any other person obligated on account of this Note. Any and all present and future debts of the Borrower to any Obligor are subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Bank. Each reference in this Note to the Borrower and each Borrower, if more than one, and Obligor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated, unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been irrevocably satisfied in full. The release or compromise by the Bank of any collateral shall not release any person obligated on account of this Note.

The Borrower authorizes the Bank to complete this Note if delivered incomplete in any respect. A photographic or other reproduction of this Note may be made by the Bank, and any such reproduction shall be admissible in evidence with the same effect as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

The Borrower will from time to time execute and deliver to the Bank such documents, and take or cause to be taken, all such other further action, as the Bank may request in order to effect and confirm or vest more securely in the Bank all rights contemplated by this Note or any other loan documents related thereto (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in any collateral securing this Note or to comply with applicable statute or law.

This Note shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to any party hereto at the address for such party as set forth herein, or at such other address as any party may from time to time designate in written notice received by the other parties hereto; provided, however, that in order for any notice to the Bank to be deemed effective, a duplicate notice shall be separately delivered to the Bank at the current office address of the Bank officer primarily responsible for the customer account to which this document relates. Any such demand or notice shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service. Notice by e-mail is not valid notice under this or any other agreement between the undersigned parties.

The term "Bank Affiliate" as used in this Note shall mean any banking or lending affiliates of the Bank, any party acting as a participant lender in the credit arrangements contemplated herein, or any third party acting on the Bank's behalf.

Except as set forth below, no change in this Note or waiver of any right or remedy hereunder can be made except in a writing signed by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank.

This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Borrower and the Bank with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank.

If there is more than one obligor to the Bank named herein and signing below, each such obligor shall be jointly and severally liable for the payment of all amounts and performance of all obligations required hereunder.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided, Borrower hereby authorizes the Bank to debit Borrower’s deposit account #11000911401818 with the Bank automatically for any amount which becomes due under this Note.

The Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New York, over any suit, action or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. The Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's, address shown below or as notified to the Bank and (ii) by serving the same upon the Borrower(s) in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Borrower.

THE BORROWER ACKNOWLEDGES THAT THIS NOTE IS A DEMAND NOTE AND THE RIGHT OF THE BANK TO DEMAND PAYMENT OF THIS NOTE IN WHOLE OR IN PART AT ANY TIME SHALL BE ABSOLUTE, UNCONDITIONAL AND IN THE SOLE DISCRETION OF THE BANK. THE INCLUSION OF EVENTS OF DEFAULT AND COVENANTS IN ANY LOAN DOCUMENTS BETWEEN THE BANK AND THE BORROWER OR ANY OTHER PARTY DELIVERED IN CONNECTION WITH THIS NOTE OR OTHERWISE SHALL NOT IN ANY WAY LIMIT THE DEMAND NATURE OF THIS NOTE AND THE BANK MAY MAKE DEMAND FOR PAYMENT AT ANY TIME FOR ANY OR NO REASON, WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED UNDER ANY SUCH LOAN DOCUMENTS.

THE BORROWER AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE, ANY OF THE OBLIGATIONS OF THE BORROWER TO THE BANK, AND ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER AND THE BANK EACH CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Borrower acknowledges that it has read and understands all provisions of this Note and has been advised by counsel as necessary or appropriate.

Executed as of January 17, 2019.

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